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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                  ------------


                                   FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   June 7, 2000
                                                -----------------------------

                          Wireless Telecom Group Inc.
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               (Exact name of Registrant as Specified in Charter)


         New Jersey                 1-11916                  22-2582295
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(State or Other Jurisdiction      (Commission)             (IRS Employer
      of Incorporation)           File Number)           Identification No.)


  East 64 Midland Ave., Paramus, N.J.                           07652
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code   (201) 261-8797
                                                  -------------------------


                                       N/A
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         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On June 7, 2000, Wireless Telecom Group, Inc., a New Jersey Corporation (the "Registrant") reached an agreement to settle the action brought on March 15, 1999 by Mr. David Day, an individual; David Day d/b/a Day Test & Measurements, as plaintiff, in the Superior Court of the State of California for the County of Orange. Pursuant to the proposed settlement, the Registrant shall pay the plaintiff an aggregate of $1,250,000.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WIRELESS TELECOM GROUP, INC.


Date: June 8, 2000                        By: /s/ Edward Garcia
                                             ----------------------------
                                             Edward Garcia
                                             Chief Executive Officer




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